VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund (the "Fund")

Supplement to the Fund's Summary Prospectus dated February 28, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Who manages the Fund? – Sub-advisor":

Sub-advisor

Jackson Square Partners, LLC (JSP)

Portfolio managers	Title with JSP	Start date on the Fund
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer	May 2005
Christopher J. Bonavico, CFA	Portfolio Manager, Research Analyst	May 2005
Kenneth F. Broad, CFA	Portfolio Manager, Research Analyst	May 2005
Patrick G. Fortier, CFA	Portfolio Manager, Research Analyst	May 2005
Daniel J. Prislin, CFA	Portfolio Manager, Research Analyst	May 2005
Christopher M. Ericksen, CFA	Portfolio Manager, Research Analyst	July 2007
Ian D. Ferry	Portfolio Manager, Research Analyst	January 2013
William (Billy) G. Montana	Portfolio Manager, Research Analyst	January 2019
Gregory L. Chory	Portfolio Manager, Research Analyst	January 2019
Brian Tolles	Portfolio Manager, Research Analyst	January 2019

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 7, 2019.